UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2009

CAST Step-Up Trust for Morgan Stanley Notes

(Exact name of registrant as specified in its charter)

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31757	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the CAST Step-Up Trust for Morgan Stanley Notes, CAST Supplement 2003-6 (the "Trust").

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.	Trustee's Report with respect to the September 16, 2009 Distribution Date for theCAST Step-Up Trust for Morgan Stanley Notes, CAST Supplement 2003-6 (the "Trust").

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:  /s/  Stanley Louie

________________________________

Name:  Stanley Louie

Title:	Vice President, Finance Officer

September 16, 2009

EXHIBIT INDEX

Exhibit		Page
1	Trustee's Report with respect to the September 16, 2009 Distribution Date for the CAST Step-Up Trust for Morgan Stanley Notes, CAST Supplement 2003-6 (the "Trust").	5

Exhibit	1

To the Holders of:
CAST Step-Up Trust for Morgan Stanley Notes, CAST Supplement 2003-6 (the "Trust").
Monthly-Pay Step-Up Class A Certificates *CUSIP: 14835TAB4
Class B Certificates *CUSIP: 14835TAA6

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust for Morgan Stanley Notes, CAST Supplement 2003-6 (the "Trust"), hereby gives notice with respect to the Final Distribution Date of September 16, 2009 (the "Distribution Date") as follows:

1.

The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to purchase price, principal, premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class	Principal	Purchase Price	Interest	Total Distribution
A	$ 1,000.000000	$ 0.000000	$ 2.187500	$ 1,002.187500
B	$ 0.000000	$ 1.562893	$ 0.020833	$ 1.583726

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	The Class A Certificates accrued interest at the rate of 5.25% and the Class B Certificates accrued interest at a rate of 0.05% during the period ending on the Distribution Date.

4.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5.	All of the Term Assets were purchased by the Call Warrant Holder on the Distribution Date.

6.

At the close of business on the Distribution Date, 0 Class A Certificates representing $0 aggregate Certificate Principal Balance and $0 aggregate Notional Amount of Class B Certificates were outstanding and the CAST Step-Up Trust for Morgan Stanley Notes terminated.

7.

The ISDA Master Agreement , the Schedule thereto and the Confirmation thereto each dated July 25, 2003 between the Trust and Citigroup Global Markets Limited (collectively the "Swap"), were terminated effective September 16, 2009.